Extension Agreement

[Unofficial Translation]

NO.: SJZ091011080038

Party A (Borrower): Hebei Baoding Orient Paper Milling Co., Ltd.

Residence: Wuji Village, Xushui County

Postcode: 072550

Legal Representative: Zhenyong Liu

Telephone Number: 0312-8605508

Basic Bank Account: ICBC Xushui Sub-branch

Account Number: 0409016009245030421

Party B (Lender): Huaxia Bank, Shijiazhuang Branch

Residence: No. 48, West Zhongshan Road, Shijiazhuang City

Postcode: 050000

Legal Representative (Responsible Officer): Sufa Yang

Telephone Number: 87899120

Fax: 87899114

Party C (Guarantor): Hebei Small-Medium Enterprise Credit Guarantee Service Center

Residence: No. 50, North Zhonghua Street, Shijiazhuang City

Postcode: 050000

Legal Representative: Jilin Sun

Telephone Number: 85366183

Basic Bank Account: Construction Bank of China, Railway Branch

Account Number: 13001615408050502327

This Extension Agreement (hereinafter “Agreement”) was executed for the issue of loan extension based on the Loan Agreement numbered sjz091011070030 (hereinafter “Original Agreement”) dated March 28, 2007 signed by Party A and Party B. After a friendly negotiations and in accordance with national laws and regulations, Party A, Party B and Party C hereby reach the following terms and conditions:

Item 1 Extension reasons

1.1	Extension reason for Party A: Working capital needs.

Item 2 Amount , Term and Interest Rate for Extension

2.1

Currency of the loan under the Original Agreement is RMB, and the principal amount is 9,500,000 yuan (Nine Million and Five Hundred Thousand Yuan). Now the extended amount is 8,500,000 yuan (Eight Million and Five Hundred Thousand Yuan) with the same currency.

2.2	The term of the loan extended under the Original Agreement is as of March 5, 2009.
2.3

The loan interest rate under the Original Agreement is adjusted to be 9.828%(annual interest rate). Penalty interest rate will change accordingly pursuant to the principle agreed in the Original Agreement.

Item 3 Repayment

3.1

After the loan extension, Party A will make repayments according to the following batch, time limit and amounts:(annual interest rate). Penalty interest rate will change accordingly pursuant to the principle agreed in the Original Agreement.

First Batch: Repay RMB2,000,000 yuan as of June 30, 2008; Second Batch: Repay RMB2,000,000 yuan as of December 31, 2008; Third Batch: Repay RMB4,500,000 yuan as of March 31, 2009

Item 4 Guarantee

4.1	This Agreement adopts the following guarantee method:

The guarantee under this Ageement is Party C, Party C agrees to perform the Guarantee Agreement signed on March 28, 2007 numbered sjz091011070030-01 continuously, and bear the joint and several liability guarantee to Party B’s bond under the Original Agreement and this Extension Agreement. Guarantee period is for two years from the maturity of the extended loan under this Agreement.

Party C agrees to provide Party B with pledge guarantee regarding the bond under the Original Agreement and this Extension Agreement, and sign a corresponding guarantee agreement with Party B separately.

4.2

Except as otherwise provided in this Agreement, the terms in the abovementioned guarantee agreement shall continue to take effect and Party C shall still fulfill the obligations agreed in the guarantee agreement.

Item 5 Effectiveness

5.1

This Agreement shall take effect after signed by the all parties. If new guarantee is required under this Agreement, then it will take effect on the date on which all guarantee procedure is completed and in force/ pledge right has been set up/ mortgage right has been set up. If there are several guarantors under the Original Agreement, each of them is collectively called “Party C” and shall sign this Agreement separately.

5.2	All rights and obligations of Party A and Party B should be carried out according to the Original Agreement after this Agreement take effect, except for otherwise agreed in this Agreement.

Item 6 Supplementary Provisions

6.1	This Agreement is executed in four copies, one copy is held by Party A, two copies are held by Party B and one copy is held by Party C, are equally authentic.

Signatures Pages:

Party A: Hebei Baoding Orient Paper Milling Co., Ltd.

(Seal)

Legal Representative: /s/ Zhenyong Liu

Date: March 10, 2008

Party B: Huaxia Bank, Shijiazhuang Branch

(Seal)

Legal Representative/ Responsible Officer: /s/ Wanfang Jiu

Date: March 10, 2008

Party C: Hebei Small-Medium Enterprise Credit Guarantee Service Center

(Seal)

Legal Representative: /s/ Jilin Sun

Date: March 10, 2008